Exhibit 10.7

                  MID-WISCONSIN FINANCIAL SERVICES, INC.
                          1999 STOCK OPTION PLAN

                   NON-QUALIFIED STOCK OPTION AGREEMENT

     Option Agreement made as of ______________, 20__ (the "Date of Grant") between Mid-Wisconsin Financial Services, Inc. and _______________________ for the purpose of granting the Option described below under the terms of the Mid-Wisconsin Financial Services, Inc. 1999 Stock Option Plan. The definition and construction of all terms used in this Option Agreement is governed by paragraph 12.

     1. GRANT OF OPTION. The Company hereby awards the Optionee an Option to purchase ___________ shares of the Common Stock (the "Shares") upon the terms and conditions of the Plan, and the terms hereinafter stated.

     2.   PURCHASE PRICE.  The Option Price shall be $______ for each
Share.

     3.   TIME OF EXERCISE.

     (A) EXTENT TO WHICH OPTION IS EXERCISABLE. This Option shall first become exercisable:

          (i) As to 25% of the Shares on the first anniversary of the Date of Grant if Optionee has not then incurred a Termination of Employment;

          (ii) As to an additional 25% of the Shares on the second anniversary of the Date of Grant if Optionee has not then incurred a Termination of Employment;

          (iii) As to an additional 25% of the Shares on the third anniversary of the Date of Grant if Optionee has not then incurred a Termination of Employment; and

          (iv) As to a final 25% of the Shares on the fourth anniversary of the Date of Grant if Optionee has not then incurred a Termination of Employment;

provided, however, that this Option shall become exercisable in whole upon the Optionee's death or Disability or achieving Optionee's Retirement Date. This Option shall not become exercisable in any event unless Optionee has executed that certain Non-solicitation Agreement dated ________, 20__ between Optionee and the Company ( the "Non-solicitation Agreement") which is incorporated herein by reference.

     (B) EXERCISE DURING OPTIONEE'S LIFETIME. This Option is exercisable during the Optionee's lifetime only by him and only if it is exercised prior to its Expiration Date. For purposes of this Option Agreement, the term "Expiration Date" means the first to occur of:

          (i)   the tenth anniversary of the Date of Grant;
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          (ii)  if the Optionee's Termination of Employment occurs because of the death of the Optionee, the first anniversary of the Optionee's death;

          (iii) if the Optionee's Termination of Employment occurs because of the Disability of the Optionee, the first anniversary of the Optionee's Termination of Employment;

          (iv) if the Optionee's Termination of Employment occurs because of the Retirement of the Optionee, the second anniversary of the Optionee's Termination of Employment;

          (v) if the Optionee's Termination of Employment occurs because of a reason other than Disability, Retirement, Cause, or death, the date which is three months subsequent to the date on which the Optionee's Termination of Employment occurs;

          (vi) if the Optionee has engaged in any act or omitted to take any action, and such action or omission constitutes Cause, the date of such action or failure to act; and

          (vii) if the Optionee violates the provisions of paragraph 6, the date of such violation;

provided, however, that notwithstanding the foregoing, in the event the Optionee incurs a Termination of Employment for a reason other than for Cause during the 24-month period following a Change in Control of the Company, this Option shall be exercisable in accordance with the terms of
Section 6.3(e)(v) of the Plan.

     (C) EXERCISE AFTER OPTIONEE'S DEATH. In the event of Termination of Employment by reason of the Optionee's death, this Option may be exercised in whole or in part prior to the Expiration Date specified in subparagraph 3(b)(ii) by his estate or his designee by will to the extent this Option was exercisable by the Optionee immediately prior to his death, but only prior to the first anniversary of the Optionee's death. In the event of the Optionee's death after he had incurred a Termination of Employment by reason of Disability or Retirement, this Option may be exercised in whole or in part by the Optionee's estate or his designee by will prior to the first to occur of (i) the Expiration Date specified in subparagraph 3(b)(iii) or (iv), as the case may be, and (ii) the first anniversary of the Optionee's death, but only to the extent this Option was exercisable by the Optionee immediately prior to his death.

     4.   METHOD OF EXERCISE.

     (A) NOTICE OF EXERCISE. This Option shall be exercisable by written notice to the Secretary of the Company at its principal place of business at Medford, Wisconsin. Such notice shall be in substantially the form set forth as Form 2 attached to this Option Agreement and shall state the exact number of Shares as to which this Option is being exercised and shall be signed by the person or persons exercising this Option. The date of exercise shall be the date such written notice and payment have been delivered to the Secretary of the Company either in person or by depositing said notice and payment of the purchase price in the United States mail, postage prepaid and addressed to the Secretary of the Company at the Company's home business office.

     (B) MINIMUM NUMBER OF SHARES. This Option cannot be exercised with respect to any fractional Shares.

     (C) PAYMENT FOR SHARES. A notice of exercise shall be accompanied by payment of the full Option Price of such Shares (plus minimum required tax withholding, if any) by:

          (i) tendering cash (in the form of a check or otherwise) in such amount;

          (ii) except as otherwise provided by the Committee prior to exercise of this Option, tendering Shares (by attestation or actual delivery) with a Fair Market Value on the date of exercise equal to such amount; or

          (iii) delivering irrevocable instructions to a broker to promptly deliver to the Company the sale or loan proceeds equal to such amount, along with documentation from such broker guaranteeing such payment.

     (D) DELIVERY OF SHARES. The Company shall deliver a certificate or certificates representing Shares attributable to an exercise of this Option as soon as practicable after the notice of exercise and payment shall have been received. The certificate or certificates for the Shares as to which this Option shall have been exercised shall be registered in the name of the person or persons exercising this Option. The Company shall not be obligated to deliver any certificates prior to the fulfillment by it of any listing obligations with respect to the Shares on any exchange or over-the-counter market or the registration or qualification of the Shares under any federal or state securities laws which the Company deems advisable.

     5. RELOAD OPTION. To the extent the Optionee (a) exercises the Option or any portion thereof by (i) delivery or attesting to the ownership of Common Stock pursuant to subparagraph 4(c)(ii) or (ii) delivering irrevocable instructions with respect to the sale of Common Stock pursuant to subparagraph 4(c)(iii) or (b) pays tax withholding attributable to the exercise of this Option by delivering Shares or having Shares withheld from exercise pursuant to Section 7.3 of the Plan, then, if the Optionee's Termination of Employment has not then occurred, the Optionee shall automatically be awarded, on the date of such exercise (or on the first date of exercise in the event of a partial exercise), a new Option (a "Reload Option") to purchase additional Shares equal in number to the Shares delivered, attested, or withheld in connection with such exercise. The Reload Option shall be subject to the same terms and conditions as this Option and shall be exercisable, if at all, only to the extent this Option would have then been exercisable if still outstanding, except (a) the Reload Option have an Option Price equal to the Fair Market Value per Share on the date the Reload Option is deemed to have been awarded, (b) the Reload Option shall not be exercisable after the Optionee's Termination of Employment, and (c) the Reload Option can be exercised only by the Optionee.

     6. FORFEITURE PROVISIONS. The Option evidenced by this Option Agreement and the Reload Option described in paragraph 5 shall not be exercisable and shall expire if Optionee violates any provision of the Non-solicitation Agreement. In addition, if Optionee (a) exercises this Option, in whole or in part, (i) during a period which begins six months prior to Optionee's Termination of Employment and ends during the one year period or periods described in the Non-solicitation Agreement, and (ii) Optionee violates any provision of the Non-solicitation Agreement, or (b) exercises this Option within the six-month period immediately preceding Optionee's Termination of Employment for Cause, Optionee hereby agrees to pay to the Company, with respect to each Share acquired upon exercise, the excess of (x) the Fair Market Value of each Share on the date of exercise over (y) the Option Price. This requirement may be waived by the Committee only if it determines, in its sole judgment, that such waiver is in the best interests of the Company. The Committee shall, in its sole good faith and reasonable judgment, determine whether any violation of the Non-solicitation Agreement has occurred and its judgment shall be final and binding on all parties.

     7. ENFORCEMENT AND RIGHT OF SET-OFF. Optionee consents to a deduction from any amounts owed by the Company to Optionee from time to time and at any time (including amounts owed as wages or other compensation and welfare benefits of any kind, including vacation pay) to the extent of the amount owed to the Company under paragraph 6. Whether or not the Company elects to exercise its right to set-off under this paragraph in whole or in part, Optionee agrees to pay the unpaid balance of any amount owed the Company pursuant to this Option Agreement within three days of the Company's written demand for such payment (determined as of the date such demand is sent by certified mail or overnight courier to the last address provided to the Company by Optionee).

     8. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If the Common Stock is changed into a greater or lesser number of shares as a result of a stock dividend, stock split-up, or combination of Shares, then the number of Shares subject to this Option and the Option Price shall be proportionately increased or decreased to give effect to the change as provided for in the Plan. In the event of any other change in the Common Stock or change in the capitalization of the Company, the Committee may make such changes in the terms of this Option as provided for in Section 3.5 of the Plan.

     9. NON-TRANSFERABILITY OF OPTION. This Option may be exercised only by the Optionee or, if the Optionee dies, by the personal representative or designee under the Optionee's will or by the Optionee's estate, as the case may be. Except as otherwise provided in the preceding sentence, this Option may not be assigned, transferred, pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of this Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon this Option, shall be null and void and without effect.

     10. SHARES AS INVESTMENT. If not registered by the Company under the Securities Act of 1933 (the "Act"), the Shares acquired pursuant to the exercise of this Option, will be "restricted" stock which will not be freely transferable by the holder after exercise of this Option. The Optionee and any successor in interest of the Optionee accordingly represents and acknowledges, as a condition of the granting of this Option, that (a) Shares which are unregistered under the Act will be acquired for the Optionee's (or his successor's) own account for investment only and not with a view to offer for sale or for sale in connection with the distribution or transfer thereof and (b) that the certificates representing Shares purchased pursuant to this Option which have not been registered pursuant to the Act will bear a legend as to such restrictions on transfer.

     11. EMPLOYMENT. This Option Agreement does not constitute a contract of employment between the Company or any Subsidiary and the Optionee and it shall not affect the right of the Company or any present or future Subsidiary to terminate the employment of the Optionee, with or without cause, at any time.

     12. CONSTRUCTION AND DEFINITIONS. This Option Agreement is subject to and shall be construed in accordance with the terms of the Plan which are explicitly made applicable to this Option Agreement and incorporated by this reference. Unless otherwise defined, all terms used in this Option Agreement, when capitalized, have the same meaning as such terms are defined in the Plan and each such definition is hereby incorporated by this reference. In the event of any conflict between the provisions of this Option Agreement and the Plan, the provisions of the Plan shall govern.

     13. GOVERNING LAW. This Option Agreement shall be governed by the laws of the State of Wisconsin without reference to or the application of
the principles of conflicts of laws.   The Company and Optionee agree that
the Circuit Court for Taylor County, Wisconsin shall have jurisdiction over any action or proceeding involving the enforcement of its terms and agrees TO THE PERSONAL JURISDICTION OF SUCH COURT IN ANY SUCH ACTION OR PROCEEDING.

     14. BINDING EFFECT. The Option evidenced by this Option Agreement is expressly conditioned on the execution of this Option Agreement by the Optionee. This Option Agreement shall be binding upon and inure to the benefit of the Company and the Optionee and their successors in interest.

     15. RECEIPT OF INFORMATION. The Optionee hereby acknowledges receipt of a copy of the Plan and of the Company's most recent annual report to its shareholders.

     IN WITNESS WHEREOF, the Company has caused this Option Agreement to be signed by its officer, thereunto duly authorized, and the Optionee has acknowledged his acceptance of this Option in accordance with the terms of this Option Agreement and the Plan, all as of the Date of Grant.

OPTIONEE:                          MID-WISCONSIN FINANCIAL
                                   SERVICES, INC.


_________________________          By:___________________________
_________________________               James F. Warsaw
     Optionee                           As its President and
                                        Chief Executive Officer

                                    FORM 2

                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                            1999 STOCK OPTION PLAN
                   NOTICE OF INTENT TO EXERCISE STOCK OPTION

     The undersigned Optionee hereby exercises the Option to purchase shares of common stock of Mid-Wisconsin Financial Services, Inc. under the Mid-Wisconsin Financial Services, Inc. 1999 Stock Option Plan as follows:

Date of Grant:  __________________, _____

Type of Option: [ ] Incentive Stock Option
                [ ] Non-qualified Stock Option

Number of Shares: ____________ (whole shares only)

Option Price:   $___________ per Share

Income Tax Due*: $___________

     *The Company is required to withhold taxes when a non-qualified Option is being exercised. Under current tax law, the Company is not required to withhold taxes when an Optionee exercises an Incentive Stock Option.

Total Amount Due: $___________

Method of Payment: Indicate the method or methods by which payment will be made:

           [ ] Check

           [ ] Surrender of Company Shares
               No. of Shares surrendered:  _____________
               [ ] by delivery   [ ] by attestation
               (Shares must have been held for at least 6 months)

           [ ] Cashless exercise and sale or loan by broker (attach copy of broker sale or loan agreement). By checking this box, the Optionee certifies that no shares to be sold will violate any Company policies on insider trading.

Date: _______________, 200__

Optionee Name:     ______________________________

     Signature:  ______________________________

Social Security No.  _____________________________

Address:  Street:  __________________________________________________________

       City: _____________________________     State:  ____     Zip:  _________